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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

To Standard Pacific Corp.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 19, 2001, included in this Form 10-K into Standard Pacific Corp.'s previously filed Form S-8 Registration Statement File No. 33-44954, Form S-8 Registration Statement File No. 333-34073 and Form S-3 Registration Statement File No. 333-52732.


                                           /s/ARTHUR ANDERSEN LLP


Orange County, California
January 19, 2001